UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2024 (February 12, 2024)

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 E. 34th Cir N
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, AgEagle Aerial Systems Inc. (the “Company”) announced the appointment of William (“Bill”) Irby to serve as president of the Company, effective as of February 12, 2024.

Bill Irby previously served as President of MTI Motion, a Steel Partners company specializing in motors and hardware for aircraft, weapons systems, and commercial equipment from November 2022 until February 2024. He has a long career spanning several executive roles in innovative defense organizations. Bill has served as the Chief Operating Officer at Martin UAV (assisting in its acquisition by Shield AI) from March 2021 to December 2021, President of the Reconnaissance Mission Systems sector of L3Harris Technologies from October 2018 through February 2021, SVP/GM of Textron Systems’ Unmanned Systems business from November 2012 until October 2018, and as VP of two business units at Northrop Grumman in Intelligence, Surveillance, and Reconnaissance (ISR) and Tactical Communications.

Before joining the defense industry, Bill served as a combat engineer in the United States Marine Corps. He holds a Bachelor of Science in Engineering from the US Naval Academy, a Master of Science in Technical Management from Johns Hopkins University, and an Executive Certificate in the General Manager Program at Harvard Business School. As a longtime Uncrewed Vehicle Systems International (AUVSI) board member, since April 2015, Bill continues serves as Chairman after previous roles as Executive Vice Chair, and Treasurer. He also brings his expertise to the advisory boards of Ghost Robotics, Secmation, and LaunchPoint EPS. The Company believes that Bill Irby’s experience in engineering and aviation, in addition to holding executive roles in innovative defense organizations will make him a vital resource to the Company.

There is no family relationship between Bill Irby and any other executive officer or director of the Company. There have been no related transactions that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On February 15, 2024 the Company issued a press release announcing Mr. Irby’s appointment. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished pursuant to Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	AgEagle Aerial Systems Inc. Press Release dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Chief Financial Officer
Dated: February 15, 2024